UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2009
M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)
New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code: (716) 842-5445
(NOT APPLICABLE)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On January 28, 2009, representatives of M&T Bank Corporation (“M&T”) will deliver a presentation to investors and analysts at the Citigroup 2009 Financial Services Conference in New York City. M&T’s presentation is scheduled to begin at 2:45 p.m. Eastern Time. A copy of this presentation is attached as Exhibit 99.
Item 8.01. Other Events.
     The disclosure made under Item 7.01 above is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.

99	M&T Bank Corporation Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
Date: January 28, 2009	By:	/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99	M&T Bank Corporation Presentation. Filed herewith.